UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 8, 2007

FLORIDA EAST COAST INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-32866	20-4427296
(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Blvd., Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

904-996-2810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 8, 2007, Florida East Coast Industries, Inc., a Florida corporation (the “Company”), entered into an Amendment to the Second Amended and Restated Rights Agreement (the “Rights Agreement”) dated as of April 27, 2006 between the Company and American Stock Transfer & Trust Company, as Rights Agent. The amendment clarifies that Iron Horse Acquisition Holding LLC, Iron Horse Acquisition Sub, Inc. and their affiliates will not be considered “Acquiring Persons” under the Rights Agreement and that the transactions contemplated by the Agreement and Plan of Merger dated May 8, 2007 among the Company, Iron Horse Acquisition Holding LLC, and Iron Horse Acquisition Sub, Inc. (the “Merger Agreement”), will not be a Section 13 Event under the Rights Agreement. In addition, the Rights Agreement shall terminate on the earlier to occur of the Effective Time as defined in the Merger Agreement or October 10, 2010. This matter also filed under Item 3.03 Material Notification to Rights of Security Holders.

The foregoing summary of the Amendment to the Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment Agreement attached as Exhibit 10.1 and incorporated herein by reference.

Important Information

In connection with the proposed Merger, the Company will prepare a proxy statement for the Company’s shareholders to be filed with the Securities and Exchange Commission. The proxy statement will contain information about the Company, the proposed Merger and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the Securities and Exchange Commission’s website ( http://www.sec.gov ) or, without charge, from the Company’s website at www.feci.com or by directing such request to Florida East Coast Industries, Inc., 10151 Deerwood Park Blvd., Jacksonville, Florida 32256, Attention: Investor Relations.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Amendment dated as of May 8, 2007 to Second Amended and Restated Rights Agreement by and between Florida East Coast Industries, Inc. and American Stock Transfer & Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Florida East Coast Industries, Inc. (Registrant)

Dated: May 8, 2007	By:	/s/ Heidi J. Eddins
Heidi J. Eddins Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment dated as of May 8, 2007 to Second Amended and Restated Rights Agreement by and between Florida East Coast Industries, Inc. and American Stock Transfer & Trust Company.